Baird Short-Term Bond Fund

Trading Symbols:
BSBIX – Institutional Class Shares
BSBSX – Investor Class Shares

Summary Prospectus
May 1, 2026

Before you invest, you may want to review the Baird Short-Term Bond Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information and shareholder reports, online at http://www.bairdassetmanagement.com/funddocuments. You may also obtain this information at no cost by calling 1-866-442-2473 or by sending an e-mail request to prospectus@bairdfunds.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2026, are incorporated by reference into this summary prospectus.

Investment Objective
The investment objective of the Baird Short‑Term Bond Fund (the “Fund”) is to seek an annual rate of total return, before fund expenses, greater than the annual rate of total return of the Bloomberg 1‑3 Year U.S. Government/Credit Index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees
(fees paid directly from your investment)
None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class Shares	Institutional Class Shares
Management Fees	0.25%	0.25%
Distribution and Service (12b‑1) Fees	0.25%	None
Other Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses	0.55%	0.30%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$56	$176	$307	$689
Institutional Class Shares	$31	$97	$169	$381

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 119% of the average value of its portfolio.

Principal Investment Strategies
The Fund normally invests at least 80% of its net assets in the following types of U.S. dollar‑denominated debt obligations:

•Obligations of U.S. government and other public‑sector entities
•Asset‑backed and mortgage‑backed obligations of U.S. and foreign issuers
•Corporate debt of U.S. and foreign issuers

The Fund only invests in investment-grade debt obligations, rated at the time of purchase by at least one major rating agency or, if unrated, determined by Robert W. Baird & Co. Incorporated (the “Advisor”) to be investment grade. After purchase, a debt obligation may cease to be rated or may have its rating reduced below the minimum rating required by the Fund for purchase. In such cases, the Advisor will consider whether to continue to hold the debt obligation. The Fund may hold debt obligations with a “D” or similar credit rating indicating at least a partial payment default.

The Fund invests primarily in short-term bonds, whose prices are less sensitive to interest rate changes than the prices of long-term bonds. The Advisor attempts to keep the duration of the Fund’s portfolio substantially equal to that of its benchmark, the Bloomberg 1‑3 Year U.S. Government/Credit Index. The duration of the Fund’s benchmark as of March 31, 2026 was 1.87 years. The dollar‑weighted average portfolio effective maturity of the Fund will normally be more than one year but less than three years during normal market conditions. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

The Fund may invest in debt obligations of all maturities. The Advisor attempts to diversify the Fund’s portfolio by holding debt obligations of many different issuers and choosing issuers in a variety of sectors.

In determining which debt obligations to buy for the Fund, the Advisor attempts to achieve returns that exceed the Fund’s benchmark primarily in three ways:

•Yield curve positioning: The Advisor selects debt obligations with maturities and yields that it believes have the greatest potential for achieving the Fund’s objective, while attempting to match the average duration of the debt obligations in the Fund with the average duration of the debt obligations in the Fund’s benchmark.

•Sector allocation: The Advisor invests in debt obligations in those sectors which it believes represent the greatest potential for achieving the Fund’s objective.

•Security selection: The Advisor determines which issuers it believes offer the best relative value within each sector and then decides which available debt obligations of that issuer to purchase.

The Fund may invest in foreign debt obligations and money market instruments. The Advisor generally will sell a debt obligation when, on a relative basis and in the Advisor’s opinion, it will no longer help the Fund attain its objectives.

Principal Risks
Please be aware that you may lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

Management Risks
The Advisor may err in its choices of debt obligations or portfolio mixes. Such errors could result in a negative return to the Fund and a loss to you.

Bond Market Risks
A bond’s market value may be affected significantly by changes in interest rates – generally, when interest rates rise, the bond’s market value declines and when interest rates decline, its market value rises (“interest rate risk”). Generally, a bond with a longer maturity will entail greater interest rate risk but have a higher yield. Conversely, a bond with a shorter maturity will entail less interest rate risk but have a lower yield (“maturity risk”). A bond’s value may also be affected by changes in its credit quality rating or the issuer’s financial condition (“credit quality risk”). Bonds are also generally subject to credit risk that an issuer will not make timely payments of principal and interest.

Credit Quality Risks
Debt obligations receiving the lowest investment grade rating may have speculative characteristics and, compared to higher grade debt obligations, may have a weakened capacity to make principal and interest payments due to changes in economic conditions or other adverse circumstances. Ratings are essentially opinions of the credit quality of an issuer and may prove to be inaccurate.

Mortgage‑ and Asset‑Backed Debt Obligations Risks
Mortgage‑ and asset‑backed debt obligations are subject to interest rate risk. Modest movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of these debt obligations. When interest rates fall, mortgage‑ and asset‑backed debt obligations may be subject to prepayment risk, which is the risk that the borrower will prepay some or the entire principal owed to the investor. When interest rates rise, certain types of mortgage‑ and asset‑backed debt obligations are subject to extension risk, discussed below. Mortgage‑ and asset‑backed debt obligations can also be subject to the risk of default on the underlying residential or commercial mortgage(s) or other assets.

Extension Risk
Debt obligations, including mortgage‑ and asset‑backed debt obligations, may be paid off by the borrower more slowly than anticipated, increasing the average life of such debt obligations and the sensitivity of the prices of such debt obligations to future interest rate changes.

Call Risks
If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Government Obligations Risks
No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not specifically obligated to do so by law, such as the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). To the extent a Fund holds securities of such an issuer and that issuer defaults, the Fund might not be able to recover its investment from the U.S. government.

Liquidity Risks
Certain debt obligations may be difficult or impossible to sell at the time and price that the Advisor would like to sell. The Advisor may have to lower the price, sell other debt obligations or forego an investment opportunity, any of which may have a negative effect on the management or performance of the Fund.

Municipal Obligations Risks
Municipal obligations are subject to risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings, and other factors. The value of municipal obligations may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal obligations depends on the ability of the issuer or project backing such obligations to generate taxes or revenues. There is a risk that interest may be taxable on a municipal obligation that is otherwise expected to produce tax-exempt interest. The repayment of principal and interest on some of the municipal obligations in which the Fund may invest may be guaranteed or insured by a monoline insurance company. If a company insuring municipal obligations in which the Fund invests experiences financial difficulties, the credit rating and price of the security may deteriorate.

Foreign Securities Risks
Foreign investments, even those that are U.S. dollar‑denominated, may involve additional risks, including political and economic instability, differences in financial reporting standards, less regulated securities markets, and withholding of foreign taxes.

Valuation Risks
The debt obligations held by the Fund are generally valued using prices provided by approved pricing services or, in some cases, using prices provided by dealers or the valuation committee of the Advisor using fair valuation methodologies. The prices used by the Fund may be different from the prices used by other mutual funds or from the prices at which the Fund’s debt obligations are actually bought and sold. The prices of the Fund’s debt obligations may be subject to frequent and significant change and will vary depending on the information that is available to the party providing the price.

Sector Risks
From time to time, based on market or economic conditions, the Fund may have significant positions in specific sectors of the market. Potential negative market or economic developments affecting one or more of these sectors could have a greater impact on the Fund than on a fund with fewer holdings in that sector.

Information Security, Cybersecurity, and Technology-Related Risks
As issuers and their service providers increasingly rely on digital technologies, such as the Internet, cloud computing, and AI‑enabled systems, they face heightened information security, cybersecurity, and other technology‑related risks, including incidents that could compromise the confidentiality, integrity, or availability of their systems, data, or technology infrastructure. Technology-related incidents may have a materially adverse impact on the issuer’s performance and operations and can impede critical functions, compromise sensitive business and protected customer information, and may result in financial losses and increased compliance or operational expenses. Similar adverse consequences may arise from technology related incidents affecting governmental authorities, regulatory bodies, financial market systems, exchanges, brokers-dealers, banks, insurance companies, custodians, or other market participants. Although issuers and their service providers may adopt measures designed to prevent or mitigate such incidents, there remains a possibility that certain risks may not be identified or fully addressed.

Artificial Intelligence Risks
Issuers of investments increasingly use artificial intelligence (“AI”) systems in various aspects of their business operations, creating competitive market pressures to increase the development and use of AI systems. Failure to effectively develop or use AI systems may place an issuer at a competitive disadvantage. At the same time, AI systems present significant risks that could materially affect an issuer’s business and financial performance. AI tools may be highly useful, but they are evolving, complex and fallible systems that can exhibit bias, hallucinations, deceptive behaviors and other flaws. Issuers that depend on third‑party AI systems may experience vendor dependency, limit insight to model performance, and risk of data disruptions. Rapidly changing and inconsistent regulations may require significant investment, whereas non‑compliance may lead to fines, enforcement actions, or operational constraints. AI systems are vulnerable to cyberattacks or other adversarial actions that can impair performance and expose sensitive business and protected customer information, which can result in material disruption and damage to business operations, significant legal and regulatory liabilities, substantial remediation expenses, and reputational harm.

Recent Market Events Risks
Global financial markets have continued to experience periods of elevated volatility, driven by a combination of economic, political, and broader macroeconomic developments. Conditions across major economies have been influenced by shifting policy priorities, changes in geopolitical relationships, and evolving investor expectations. Within the United States, the current U.S. administration has demonstrated intent on implementing policy changes through executive orders and legislation, contributing to a less certain policy environment. Potential adjustments to federal programs, regulatory initiatives, and legislative priorities create additional factors for markets to assess, which may cause meaningful market uncertainty. While inflation reduction remains a central focus for policymakers, achieving the U.S. Federal Reserve Board’s long term inflation target of 2% continues to prove challenging. The price of many goods and services remains elevated compared to levels from a few years ago. Leadership changes at the Federal Reserve and political divisions and discord add further uncertainty to the economic outlook. Internationally, geopolitical risks have increased due to ongoing military conflicts in the Middle East and Europe, which have adversely impacted global trade and contributed to price increases in commodities. Taken together, these developments may have a significant negative impact upon global economic conditions and contribute to a heightened risk environment. As a result, fluctuations in asset prices may increase, and such volatility could adversely affect the value of the Fund’s portfolio.

Performance
The performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years and since inception periods compare with those of the Fund’s benchmark and a broad measure of market performance. Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.bairdfunds.com or by calling the Fund (toll‑free) at 1‑866‑442‑2473.

Calendar Year Returns for Institutional Class Shares

Best quarter:	2nd quarter 2020	3.43%
Worst quarter:	1st quarter 2022	-2.64%

Average Annual Total Returns as of December 31, 2025
	1 Year	5 Years	10 Years	Since Inception (8/31/04)	Since Inception (9/19/12)
Institutional Class(1)
Return Before Taxes	5.67%	2.38%	2.60%	2.77%	N/A
Return After Taxes on Distributions	3.81%	1.12%	1.52%	1.63%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	3.33%	1.27%	1.53%	1.67%	N/A
Investor Class(2)
Return Before Taxes	5.41%	2.14%	2.35%	N/A	2.04%
Bloomberg U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%	3.22%	1.89%
Bloomberg 1‑3 Year U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes)	5.35%	1.97%	2.09%	2.35%	1.74%

(1)The inception date of the Institutional Class shares of the Short-Term Bond Fund was August 31, 2004.
(2)The inception date of the Investor Class shares of the Short‑Term Bond Fund was September 19, 2012.

After‑tax returns are shown only for Institutional Class shares, and the after‑tax returns for Investor Class shares will vary. After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after‑tax returns depend on your tax situation and may differ from those shown. After‑tax returns are not relevant if you hold your shares through a tax‑deferred or other tax-advantaged account, such as a 401(k) plan or an individual retirement account.

The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss occurs upon the redemption of Fund shares and provides an assumed tax benefit that increases the after‑tax return.

Investment Advisor
Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”) is the Fund’s investment advisor.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Mary Ellen Stanek, CFA	2004	Chief Investment Officer Emeritus for Baird Advisors, a department of the Advisor, and Managing Director of the Advisor
Warren D. Pierson, CFA	2004	Co-Chief Investment Officer for Baird Advisors and Managing Director of the Advisor
Jay E. Schwister, CFA	2019	Co-Chief Investment Officer / Director of Research for Baird Advisors and Managing Director of the Advisor
Charles B. Groeschell	2004	Senior Portfolio Manager for Baird Advisors and Managing Director of the Advisor
M. Sharon deGuzman	2004	Senior Portfolio Manager for Baird Advisors and Managing Director of the Advisor
Meghan H. Dean, CFA	2019	Senior Portfolio Manager for Baird Advisors and Managing Director of the Advisor
Jeffrey L. Schrom, CFA	2019	Senior Portfolio Manager for Baird Advisors and Managing Director of the Advisor
Patrick W. Brown, CFA	2021	Senior Portfolio Manager for Baird Advisors and Managing Director of the Advisor
Andrew J. O’Connell, CFA	2022	Senior Investment Analyst for Baird Advisors and Managing Director of the Advisor
Abhishek Pulakanti, CFA	2022	Senior Investment Analyst for Baird Advisors and Managing Director of the Advisor

Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (the “NYSE”) is open by written request via mail (Baird Funds, Inc. c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252) or overnight delivery (Baird Funds, Inc. c/o U.S. Bank Global Fund Services, 801 Pennsylvania Avenue, Suite 219252, Kansas City, MO 64105-1307), by wire transfer, by telephone at 1‑866‑442‑2473, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

The minimum initial and subsequent investment amounts are shown below, although the Fund may reduce or waive them in some cases in its discretion.

	Initial Purchase	Subsequent Purchases
Investor Class	$1,000 – Individual Retirement Accounts (Traditional/Roth/SIMPLE/SEP IRAs)	$100
	$2,500 – All Other Accounts	$100
Institutional Class	$10,000 – All Account Types	No minimum

Tax Information
The Fund’s distributions may be subject to federal income tax and may be taxed as ordinary income or long‑term capital gains unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. You may be taxed later upon the withdrawal of monies from such tax-deferred arrangements or other tax-advantaged arrangements.

Payments to Broker‑Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker‑dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker‑dealer or other intermediary and your salesperson to recommend the Fund over another investment. In addition, some broker-dealers may regard Institutional Class shares of the Fund as “clean” shares and will charge you a commission on the purchase of such shares. Ask your salesperson or visit your financial intermediary’s website for more information.